EXHIBIT 21


                  SUBSIDIARIES OF APPLIED NEUROSOLUTIONS, INC.


                                                                 NAME UNDER WHICH
NAME                               STATE OF INCORPORATION    SUBSIDIARY DOES BUSINESS
----                               ----------------------    ------------------------
Molecular Geriatrics Corporation          Delaware                     Same

Hemoxymed Europe, SAS                        --                        Same










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


                                 SIGNATURE PAGE


         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               APPLIED NEUROSOLUTIONS, INC.

Dated: March 19, 2004
                                               By: /s/ DAVID ELLISON
                                                   ----------------------------
                                                   Chief Financial Officer
                                                   (Principal Financial
                                                   and Accounting Officer)



         In accordance with the Exchange Act, this report has been signed by the following persons on behalf of the registrant in the capacities and on the dates indicated.

March 19, 2004                                 By: /s/ Bruce N. Barron
                                                   ----------------------------
                                                   Bruce N. Barron
                                                   Chief Executive Officer &
                                                   Board of Directors
                                                   (Principal Executive Officer)


March 19, 2004                                 By: /s/ David Ellison
                                                   ----------------------------
                                                   David Ellison
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                    Accounting Officer)


March 19, 2004                                 By: /s/ John F. DeBernardis
                                                   ----------------------------
                                                   John F. DeBernardis
                                                   President, COO & Director


March 19, 2004                                 By: /s/ Preston Tsao
                                                   ----------------------------
                                                   Preston Tsao
                                                   Director


March 19, 2004                                 By: /s/ Richard Stone
                                                   ----------------------------
                                                   Richard Stone
                                                   Director




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